UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  July 29, 2004
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                        Commission file number - 2-63322
                        ---------------------------------


                      INTERNATIONAL SHIPHOLDING CORPORATION
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                                  36-2989662
--------------------------------       ---------------------------------------
(State or other jurisdiction of        (I.R.S. Employer Identification Number)
incorporation or organization)


650 Poydras Street           New Orleans, Louisiana              70130
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         (Address of principal executive offices)             (Zip Code)


                                 (504) 529-5461
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              (Registrant's telephone number, including area code)





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibit

Regulation S-K
Exhibit Number                     Document
--------------                     -----------------------------------
         99.1                      Press Release dated July 29, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 29, 2004, International Shipholding Corporation issued a press release reporting its financial results for the second quarter of 2004. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.




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SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      INTERNATIONAL SHIPHOLDING CORPORATION

                              /s/ Gary L. Ferguson
                   ---------------------------------------------
                                Gary L. Ferguson
                   Vice President and Chief Financial Officer


Date   July 29, 2004



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